NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA.

NUMBER

ASSURED PHARMACY, INC.

SHARES

AUTHORIZED COMMON STOCK:
16,666,667 SHARES
PAR VALUE: $.001 PER SHARE

CUSIP # 0462... 2

SPECIMEN

THIS CERTIFIES THAT

IS THE RECORD HOL...

... d ... ssessable ... SU... PHARMACY, INC. Common Stock transferable on th... ...ration in ... atto... ...n surrender of this certificate duly endorsed or assigned. This certificate and the shares represented here... ... to the la... ... of Nevada, and to the Articles of Incorporation and By-laws of the Corporation, as now or hereafter amen... ... not valid until countersigned by the Transfer Agent.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

ASSURED PHARMACY, INC.
CORPORATE
Seal
NEVADA

Robert J. DelVecchio
PRESIDENT

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

Countersigned by PACIFIC STOCK TRANSFER COMPANY
Las Vegas, Nevada

Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	- as tenants in common	UNIF GIFT MIN ACT..................Custodian..................
TEN ENT	- as tenants by the entireties	(Cust) (Minor)
JT TEN	- as joint tenants with the right of survivorship and not as tenants in common	Act.................................... (State)

Additional abbreviations may also be used though not in the above list.

For value received, ________________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSI

____ *shares*

SPECIMEN

of the capital ... sented ... within Certificate, and do hereby irrevocably constitute and appoint

____*, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.*

Dated ________________

X ____

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions).

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY